SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
May 3, 2005

SUPREME INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-8183	75-1670945
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

P.O. Box 237
2581 E. Kercher Road
Goshen, Indiana 46528
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: - (574) 642-3070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01	Other Events.

On May 3, 2005, Supreme Industries, Inc. issued a press release announcing a three and one-half cent per share cash dividend. The full text of the press release is set forth in Exhibit 99.1 hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

c.	Exhibits

99.1	Press release dated May 3, 2005, announcing a three and one-half cent per share cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPREME INDUSTRIES, INC.

Dated: May 3, 2005	BY: /s/ Robert W. Wilson
Robert W. Wilson
Executive Vice President, Treasurer, Chief Financial Officer and Director (Principal Financial and Accounting Officer)

(Signing on behalf of the Registrant and as Principal Financial Officer)

EXHIBIT INDEX

99.1	Press release dated May 3, 2005, announcing a three and one-half cent per share cash dividend.

Exhibit 99.1

SUPREME INDUSTRIES, INC.

For Immediate Release

Contact:	Robert W. Wilson
Executive Vice President
(574) 642-4888

SUPREME INDUSTRIES, INC. DECLARES REGULAR
3 ½ CENT CASH DIVIDEND

GOSHEN, Indiana, May 3, 2005 -- Supreme Industries, Inc. (AMEX-STS) (the "Company") announced today a cash dividend on its outstanding Class A and Class B Common Stock. Stockholders of record as of May 16, 2005, will receive three and one-half cents ($0.035) for each share owned on that date, payable on May 23, 2005. This cash dividend is the seventh quarterly cash dividend since the Company commenced the payment of regular cash dividends in October of 2003, in what the Company intends to be a continuing series of quarterly cash dividends, business conditions permitting.

The Company stated that this regular cash dividend is made in recognition of Supreme Industries' favorable long-term outlook.

As of April 29, 2005, Supreme Industries had 12,492,557 shares of Common Stock outstanding, consisting of 10,383,424 shares of Class A Common Stock and 2,109,133 shares of Class B Common Stock.

As previously announced on April 21, 2005, the Company's board of directors is evaluating the possibility of the payment of a special additional cash dividend later in the year.

Supreme Industries, Inc. is a nationwide manufacturer of specialized truck bodies that are produced to the specifications of its customers. Supreme also manufactures the StarTrans® line of special purpose "shuttle-type" buses. The Company's transportation equipment products are used by a wide variety of industrial and commercial customers.

This Press Release contains forward-looking statements, other than historical facts, that reflect the view of the Company's management with respect to future events. Although management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that the expectations reflected in such forward-looking statements are reasonable, and can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from such expectations include, without limitation, limitations on the availability of chassis on which the Company's product is dependent, availability of raw materials, and severe interest rate increases. The Company assumes no obligation to update the forward-looking statements or to update the reason actual results could differ from those contemplated by such forward-looking statements.